Exhibit 10.3
EXECUTION VERSION
SECOND AMENDMENT AND WAIVER
TO
REVOLVING AND TERM LOAN CREDIT AGREEMENT
     This SECOND AMENDMENT AND WAIVER TO REVOLVING AND TERM LOAN CREDIT AGREEMENT (this “Amendment”) is entered into as of July 30, 2010, among AMERICAN MIDSTREAM, LLC, AMERICAN MIDSTREAM MARKETING, LLC, AMERICAN MIDSTREAM (ALABAMA GATHERING), LLC, AMERICAN MIDSTREAM (ALABAMA INTRASTATE), LLC, AMERICAN MIDSTREAM (ALATENN), LLC, AMERICAN MIDSTREAM (MIDLA), LLC, AMERICAN MIDSTREAM (MISSISSIPPI), LLC, AMERICAN MIDSTREAM (TENNESSEE RIVER), LLC, AMERICAN MIDSTREAM ONSHORE PIPELINES, LLC, MID LOUISIANA GAS TRANSMISSION, LLC, AMERICAN MIDSTREAM (LOUISIANA INTRASTATE), LLC, AMERICAN MIDSTREAM (SIGCO INTRASTATE), LLC and AMERICAN MIDSTREAM OFFSHORE (SEACREST) LP, (collectively, the “Borrowers”) the LENDERS (as hereinafter defined), and COMERICA BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
     WHEREAS, the Borrowers, the financial institutions party thereto (collectively, together with their respective successors and assigns, the “Lenders”), and the Administrative Agent are parties to that certain Revolving and Term Loan Credit Agreement dated as of October 5, 2009, as amended by First Amendment to Revolving and Term Loan Credit Agreement dated as of April 19, 2010 (as amended hereby and as hereafter renewed, extended, amended or restated, the “Credit Agreement”);
     WHEREAS, (a) the Borrowers were not in compliance with the affirmative covenant set forth in Section 7.1(b) of the Credit Agreement whereby the Borrowers were required to furnish to the Administrative Agent quarterly financial statements in comparative form for the corresponding periods in the previous Fiscal Year for the fiscal quarters ended March 31, 2010, and June 30, 2010, (b) the Administrative Borrower was not in compliance with the negative covenant set forth in Section 8.1 of the Credit Agreement whereby the Borrowers were prohibited from incurring Debt except as otherwise permitted therein and (c) the Administrative Borrower was not in compliance with the negative covenant set forth in Section 8.2 of the Credit Agreement whereby the Borrowers were prohibited from creating Liens except as otherwise permitted therein. The Administrative Borrower incurred Debt in connection with the financing of its insurance premiums in violation of Section 8.1 of the Credit Agreement and created a Lien in connection with such financing in violation of Section 8.2 of the Credit Agreement. Such events of non-compliance constitute Events of Default under Section 9.1(c) of the Credit Agreement (collectively, the “Existing Events of Default”);
     WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement and waive the Existing Events of Default as hereinafter provided;
     WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders are willing to agree to such amendments and waiver; and
Second Amendment and Waiver to
Revolving and Term Loan Credit Agreement

     WHEREAS, the Borrowers, the Lenders and the Administrative Agent acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, although they are under no obligation to do so, are willing to (i) waive the Existing Events of Default and (ii) amend certain provisions of the Credit Agreement, all on terms and conditions set forth herein.
     SECTION 1. Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.
     SECTION 2. Amendments to the Credit Agreement. Subject to satisfaction of the conditions of effectiveness set forth in Section 4 of this Amendment, the parties hereto agree that:
     (a) Section 1.1 is hereby amended to amend and restate the following definitions in their entirety to read as follows:
     “Consolidated EBITDA” means, for any Test Period, Consolidated Net Income for such Test Period, adjusted by (x) adding thereto, in each case only to the extent (and in the same proportion) deducted in determining Consolidated Net Income:
     (a) Consolidated Interest Expense for such Test Period,
     (b) Consolidated Tax Expense for such Test Period,
     (c) Consolidated Depreciation Expense for such Test Period,
     (d) Consolidated Amortization Expense for such Test Period,
     (e) (i) expenses related to any initial public offering with respect to the Parent and other extraordinary expenses, (ii) audit expenses for the Fiscal Years ended December 31, 2007, and December 31, 2008, the stub period from January 1, 2009, to October 13, 2009, and any costs associated with the opening balance sheet valuation of the Administrative Borrower and its Subsidiaries, (iii) Fees (which include amendment fees), (iv) transaction-related expenses with respect to the Credit Agreement and the Acquisition, (v) the premium paid for the first year of insurance for environmental liability being purchased on or about the Effective Date, and (vi) payments of up to an aggregate of $700,000 per Fiscal Year that have been made by any of the Borrowers or their Subsidiaries with respect to any equity incentive plan adopted by any of the Borrowers and their Subsidiaries (including, without limitation, the American Midstream GP, LLC Long-Term Incentive Plan dated November 2, 2009, as amended and as the same may be further amended, modified or extended from time to time),
     (f) subject to the approval of the Administrative Agent in its reasonable discretion, the aggregate amount of all other non-cash charges and “other expenses”
Second Amendment and Waiver to
Revolving and Term Loan Credit Agreement

(determined in accordance with GAAP) reducing Consolidated Net Income (excluding any non-cash charge that results in an accrual of a reserve for cash charges in any future period) for such Test Period, and
(y) subject to the approval of the Administrative Agent in its sole discretion, subtracting therefrom the aggregate amount of all non-cash items and “other income” (determined in accordance with GAAP) increasing Consolidated Net Income (other than the accrual of revenue or recording of receivables in the ordinary course of business) for such Test Period.
     “Total Debt to Consolidated EBITDA Ratio” means, for any Test Period, the ratio of (a) without duplication, total Debt of the Administrative Borrower and its Subsidiaries for such Test Period to (b) Consolidated EBITDA of the Administrative Borrower and its Subsidiaries for such Test Period; provided, however, Insurance Premium Financing Debt shall not be included as Debt in the calculation of the Total Debt to Consolidated EBITDA Ratio for any Test Period.
     (b) Section 1.1 is hereby amended to add the following definitions in alphabetical order to the Credit Agreement to read as follows:
     “Insurance Financing Contract” means that certain Premium Financing Agreement, Disclosure Statement and Security Agreement dated November 1, 2009, by and among the Administrative Borrower, Lockton Insurance Agency and AICCO, Inc., as the same may be amended, modified, extended or refinanced from time to time.
     “Insurance Premium Financing Debt” means the Debt incurred by the Administrative Borrower under the Insurance Financing Contract.
     “Insurance Premium Financing Lien” means the Lien created by the Administrative Borrower under the Insurance Financing Contract.
     (c) Section 7.1(b) is hereby amended to amend and restate Section 7.1(b) in its entirety to read as follows:
     (b) as soon as available, but in any event within forty five (45) days after the end of each fiscal quarter of the Administrative Borrower (except the last quarter of each Fiscal Year), Administrative Borrower prepared unaudited Consolidated balance sheets of the Administrative Borrower and its Consolidated Subsidiaries as at the end of such quarter and the related unaudited statements of income, stockholders equity and cash flows of the Administrative Borrower and its Consolidated Subsidiaries for the portion of the Fiscal Year through the end of such quarter, setting forth in each case (beginning with the fiscal quarter ending March 31, 2011) in comparative form the figures for the corresponding periods in the previous Fiscal Year, and certified by a Responsible Officer of the Administrative Borrower as being fairly stated in all material respects; and
     (d) Section 8.1(h) is hereby amended by removing the word “and” at the end thereof.
     (e) Section 8.1(i) is hereby amended by removing the word “and” at the end thereof.
Second Amendment and Waiver to
Revolving and Term Loan Credit Agreement

     (f) Section 8.1(j) is hereby amended by removing the “.” at the end thereof and substituting “;” in lieu thereof.
     (g) Section 8.1 is hereby amended by adding a new subsection (k) in its entirety to read as follows:
     (k) Insurance Premium Financing Debt not to exceed $1,300,000 at any time outstanding; and
     (h) Section 8.1 is hereby amended by adding a new subsection (l) in its entirty to read as follows:
     (l) Guarantee Obligations of the Administrative Borrower in respect of Debt otherwise permitted hereunder of any other Borrower or wholly-owned Subsidiary.
     (i) Section 8.2(j) is hereby amended by removing the word “and” at the end thereof.
     (j) Section 8.2(k) is hereby amended by removing the “.” at the end thereof and substituting “; and” in lieu thereof.
     (k) Section 8.2 is hereby amended by adding new subsection (l) in its entirety to read as follows:
     (l) the Insurance Premium Financing Lien.
     (l) Section 8.5(b) is hereby amended to remove the reference to “3.00:1.00” therein and substitute “3.25:1.00” in lieu thereof.
     SECTION 3. Limited Waiver. The Administrative Agent and the Lenders hereby waive the Existing Events of Default and any and all rights and remedies the Administrative Agent and the Lenders may have under the Credit Agreement, the other Loan Documents or applicable law with respect thereto. Other than as expressly set forth herein, the foregoing waiver shall not constitute a waiver of any other Default or Event of Default that is now in existence or that may hereafter occur, or any rights or remedies the Administrative Agent and the Lenders may have under the Credit Agreement, the other Loan Documents or applicable law with respect thereto, all of which rights and remedies the Administrative Agent and the Lenders specifically reserve in accordance with the terms hereof.
     SECTION 4. (a) Conditions of Effectiveness. The amendments set forth in Section 2 and the Limited Waiver set forth in Section 3 of this Amendment, as well as any other terms and conditions set forth herein shall be effective as of date first above written, provided that the Administrative Agent shall have received the following:
     (b) a counterpart of this Amendment executed by the Borrowers and the Lenders (which may be by telecopy or pdf transmission); and
     (c) payment for distribution to (i) the Revolving Credit Lenders pro-rata in accordance with their respective Revolving Credit Percentages an amendment fee in an amount
Second Amendment and Waiver to
Revolving and Term Loan Credit Agreement

equal to 10.0 basis points times the Revolving Credit Aggregate Commitment in effect as of the date hereof and (ii) the Term Loan Lenders pro-rata in accordance with their respective Term Loan Percentages an amendment fee in an amount equal to 10.0 basis points times the aggregate outstanding principal amount of the Term Loan as of the date hereof.
     SECTION 5. Acknowledgment and Ratification. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrowers acknowledge and agree that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Credit Parties under the Loan Documents, which Loan Documents shall remain in full force and effect.
     SECTION 6. Borrowers’ Representations and Warranties. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders (with the knowledge and intent that the Administrative Agent and the Lenders are relying upon the same in entering into this Amendment) that, as of the date of its execution of this Amendment:
     (a) This Amendment, the Credit Agreement and each of the other Loan Documents to which it is a party, have each been duly executed and delivered by its duly authorized officers and constitute the valid and binding obligations of such party, enforceable against such party in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditor’s rights, generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).
     (b) The representations and warranties set forth in Article 6 of the Credit Agreement are true and correct in all material respects, after giving effect to this Amendment, as if made on and as of the date of this Amendment (except to the extent such representations and warranties relate solely to an earlier date, in which case, they are true and correct as of such date).
     (c) At the time of and after giving effect to this Amendment, except for the Existing Events of Default, no Default or Event of Default exists.
     (d) The execution, delivery and performance of this Amendment are within each Borrower’s limited liability company or limited partnership power, as the case may be, have been duly authorized, are not in contravention of any law applicable to such party or the terms of such party’s organizational documents and, except as have been previously obtained or as referred to in Section 6.10 of the Credit Agreement, do not require the consent or approval of any Governmental Authority or any other third party except to the extent that such consent or approval is not material to the transactions contemplated by this Amendment.
     SECTION 7. Administrative Agent and Lenders Make No Representations or Warranties. By execution of this Amendment, neither the Administrative Agent nor any Lender (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this
Second Amendment and Waiver to
Revolving and Term Loan Credit Agreement

Amendment, the Credit Agreement, the Loan Documents or any other instrument or document furnished pursuant thereto, or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrowers or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.
     SECTION 8. Effect of Amendment. This Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement, any Collateral Document, the other Loan Documents or any of the instruments or agreements referred to therein, (b) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now or hereafter have under or in connection with the Credit Agreement, any Collateral Document or any other Loan Document, including, without limitation, the right to accelerate the Indebtedness, institute foreclosure proceedings, exercise their respective rights under the UCC or other applicable law, and/or institute collection proceedings against the Borrowers, to the extent provided therein or by law, and except as expressly provided herein, and (c) shall not be deemed to be a waiver of any existing or future Default or Event of Default under the Credit Agreement, the Collateral Documents or any other Loan Document.
     SECTION 9. Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Amendment, and any documents required or requested to be delivered pursuant to Section 4 hereof, may be delivered by telecopy or pdf transmission of the relevant signature pages hereof and thereof, as applicable.
     SECTION 10. Ratification. The Borrowers ratify and acknowledge the Loan Documents are valid, subsisting and enforceable.
[Remainder of page intentionally left blank. Signature pages follow.]
Second Amendment and Waiver to
Revolving and Term Loan Credit Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

American Midstream, LLC,
a Delaware limited liability company

By:	/s/ Brian Bierbach
Brian Bierbach, CEO and President

American Midstream Marketing, LLC,
a Delaware limited liability company
American Midstream (Alabama Gathering), LLC,
an Alabama limited liability company
American Midstream (Alabama Intrastate), LLC,
an Alabama limited liability company
American Midstream (AlaTenn), LLC,
an Alabama limited liability company
American Midstream (Midla), LLC,
a Delaware limited liability company
American Midstream (Mississippi), LLC,
a Delaware limited liability company
American Midstream (Tennessee River), LLC,
an Alabama limited liability company
American Midstream Onshore Pipelines, LLC,
a Delaware limited liability company
Mid Louisiana Gas Transmission, LLC,
a Delaware limited liability company

Each By:	American Midstream, LLC,
a Delaware limited liability company,
its sole member

By:	/s/ Brian Bierbach Brian Bierbach, CEO and President
Signature Page to Second Amendment and Waiver to
Revolving and Term Loan Credit Agreement

American Midstream (Louisiana Intrastate), LLC,
a Delaware limited liability company
American Midstream (SIGCO Intrastate), LLC,
a Delaware limited liability company

Each By:	Mid Louisiana Gas Transmission, LLC,
a Delaware limited liability company,
its sole member

By:	American Midstream, LLC,
a Delaware limited liability company,
its sole member

By:	/s/ Brian Bierbach Brian Bierbach, CEO and President

American Midstream Offshore (Seacrest) LP,
a Texas limited partnership

By:	American Midstream, LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Brian Bierbach Brian Bierbach, CEO and President
Signature Page to Second Amendment and Waiver to
Revolving and Term Loan Credit Agreement

COMERICA BANK, as the Administrative Agent
By:	/s/ Caroline M. McClurg
Caroline M. McClurg, Vice President

COMERICA BANK, as a Lender
By:	/s/ Caroline M. McClurg
Caroline M. McClurg, Vice President
Signature Page to Second Amendment and Waiver to
Revolving and Term Loan Credit Agreement

COMPASS BANK, as a Lender
By:	/s/ Greg Determann
Greg Determann, Vice President
Signature Page to Second Amendment and Waiver to
Revolving and Term Loan Credit Agreement

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Jason S. York
Jason S. York, Authorized Signatory
Signature Page to Second Amendment and Waiver to
Revolving and Term Loan Credit Agreement